UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2022

FLUX POWER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-31543	86-0931332
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2685 S. Melrose Drive, Vista, California	92081
(Address of Principal Executive Offices)	(Zip Code)

877-505-3589

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	FLUX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)(i) Grant of Non-Executive Director Equity Compensation

On April 28, 2022, pursuant to the recommendation and advice of the Compensation Committee of the Board of the Company (the “Compensation Committee”), the Board approved the equity compensation component of the annual compensation package for the non-executive directors of the Company for the calendar year 2022 (the “Award”). The Award consists of the following grants of Restricted Stock Units (“RSUs”) to the respective non-executive director under the Company’s 2014 Equity Incentive Plan (the “2014 Plan”) which are subject to the vesting schedule as set forth below and to the terms and conditions set forth in the Company’s Form of Restricted Stock Unit Award Agreement, a copy which was previously filed as Exhibit 10.2 to Form 8-K filed with the Securities and Exchange Commission on May 4, 2021, and is incorporated herein by reference to this Form 8-K.

Non-Executive Director	No. of RSUs*	Vesting Schedule
Lisa Walters-Hoffert	17,793	One (1) year from date of grant
Dale Robinette	17,793	One (1) year from date of grant
Cheemin Bo-Lynn	17,793	One (1) year from date of grant
Michael Johnson	17,793	One (1) year from date of grant

*	Based on an aggregate grant date value of $50,000 divided by $2.81 per share, which was the 10-day volume weighted average price on April 28, 2022, the date of the Company’s Annual Meeting of Stockholders and date of grant by the Board.

The other components of the annual compensation package for non-executive directors for calendar year 2022 were reported on the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on January 21, 2022.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 28, 2022, the Company held its Annual Meeting of Stockholders. As of the record date of March 3, 2022, 15,992,080 shares of the Company’s Common Stock were outstanding and entitled to vote. Of this amount, 9,015,609.53 shares, representing approximately 56.38% of the total number of shares of Common Stock entitled to vote, were represented in person or by proxy, constituting a quorum. Set forth below are the voting results from the proposals presented for a stockholder vote at such meeting, each of which received a sufficient number of votes to pass.

1.	The individuals listed below were elected to serve as directors of the Company until the next annual meeting of stockholders or until their respective successors are duly elected and qualified:

	FOR	WITHHELD	BROKER NON-VOTE
Ronald F. Dutt	6,516,110.53	42,649	2,456,850
Michael Johnson	6,515,921.53	42,838	2,456,850
Lisa Walters-Hoffert	6,513,674.53	45,085	2,456,850
Dale Robinette	5,792,741.53	766,018	2,456,850
Cheemin Bo-Linn	6,517,146.53	41,613	2,456,850

2.	A proposal to ratify the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
8,676,760.53	328,780	10,069	-

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flux Power Holdings, Inc.
a Nevada corporation

	By:	/s/ Ronald F. Dutt
Ronald F. Dutt, Chief Executive Officer

Dated: May 3, 2022

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